UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 8, 2023

Southport Acquisition Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-41150	86-3483780
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1745 Grand Avenue Del Mar, California	92014
(Address of principal executive offices)	(Zip Code)

(917) 503-9722

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-half of one warrant	PORT.U	The New York Stock Exchange
Class A common stock, $0.0001 par value per share	PORT	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50, subject to adjustment	PORT.W	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As previously disclosed in the definitive proxy statement filed by Southport Acquisition Corporation (the “Company”) with the U.S. Securities and Exchange Commission (the “SEC”) on May 22, 2023 (the “Proxy Statement”), the Company expects to hold a special meeting of stockholders on June 9, 2023 (the “Special Meeting”) to consider and approve an extension of time for the Company to consummate an initial business combination from June 14, 2023 to September 14, 2023, or at the election of the board of directors of the Company (the “Board”), March 14, 2024, in six separate additional one-month extensions (the “Extension” and such proposal, the “Extension Amendment Proposal”). As described in further detail in the Proxy Statement, in connection with the Extension Amendment Proposal, holders of the Company’s Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), received a right to redeem such shares for a pro rata portion of the funds in the Company’s trust account. The deadline to submit such redemption requests was 5:00 p.m. Eastern time on June 7, 2023.

Additionally, as previously disclosed in the Current Report on Form 8-K filed by the Company with the SEC on May 26, 2023, the Company entered into voting and non-redemption agreements (collectively, the “Non-Redemption Agreements”) with unaffiliated third parties, pursuant to which such third parties agreed (i) not to redeem an aggregate of 4,000,000 shares of Class A Common Stock (the “Non-Redeemed Shares”) in connection with the Special Meeting and (ii) to vote in favor of the Extension Amendment Proposal and the Extension at the Special Meeting (other than with respect to certain shares acquired or to be acquired pursuant to the Non-Redemption Agreements). In exchange for the foregoing commitments, Southport Acquisition Sponsor LLC, the Company’s sponsor (the “Sponsor”), agreed to transfer to such third parties an aggregate of up to 1,499,996 shares of the Company’s Class B common stock held by the Sponsor, with 500,000 of such shares to be transferred to such third parties promptly upon consummation of the Extension, and an additional 166,666 shares to be transferred to such third parties monthly beginning on September 14, 2023 and up to, and including, February 14, 2024, if the Board elects to further extend the deadline to consummate an initial business combination at or prior to such date, in each case, if such third parties continue to hold such Non-Redeemed Shares through the Special Meeting. The Non-Redemption Agreements are expected to increase the likelihood that the Extension Amendment Proposal is approved by Company’s stockholders, and increase the amount of funds that remain in the trust account following the Special Meeting, relative to the amount of funds that would be expected to be remaining in the trust account following the Special Meeting had the Non-Redemption Agreements not been entered into and the shares subject to such agreements been redeemed.

As of the date of this Current Report on Form 8-K, the third parties under the Non-Redemption Agreements have purchased 2,571,922 shares of Class A Common Stock in the open market and/or through negotiated private transactions at purchase prices that did not exceed the estimated redemption price described below.

In connection with the Extension Amendment Proposal, the holders of 18,849,935 shares of Class A Common Stock properly exercised their right to redeem their shares (and did not withdraw their redemption) for cash at a redemption price of approximately $10.49 per share of Class A Common Stock, for an aggregate redemption amount of approximately $198 million.

Forward-Looking Statements

This communication includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Statements in this filing about the Company that are not historical facts are forward-looking statements based on the Company’s current expectations, assumptions, estimates and projections. These forward-looking statements are subject to risks and uncertainties that could cause actual future events or results to differ materially from such statements. These forward-looking statements are based on our current expectations, which may not prove to be accurate. The words “believe,” “may,” “will,” “estimate,” “potential,” “continue,” “anticipate,” “intend,” “expect,” “could,” “would,” “project,” “plan,” “target” and similar expressions are intended to identify forward-looking statements. These forward-looking statements and factors that may cause such differences include, without limitation, uncertainties relating to the approval by the Company’s stockholders of the Extension Amendment Proposal, the Company’s inability to complete an initial business combination within the required time period and other risks and uncertainties indicated from time to time in filings with the SEC, including the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 under the heading “Risk Factors” and other documents the Company has filed, or will file, with the SEC. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based.

Participants in the Solicitation

The Company and its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in respect of the Extension Amendment Proposal. Information regarding the Company’s directors and executive officers is available in its annual report on Form 10-K for the fiscal year ended December 31, 2022 filed with the SEC. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests are contained in the Proxy Statement.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information

The Company has filed with the SEC the Proxy Statement to consider and vote upon the Extension Amendment Proposal and other matters, and, beginning on or about May 22, 2023, first mailed the Proxy Statement and other relevant documents to its stockholders as of the May 12, 2023 record date for the Special Meeting. The Company’s stockholders and other interested persons are advised to read the Proxy Statement and any other relevant documents that have been or will be filed with the SEC in connection with the Company’s solicitation of proxies for the Special Meeting because these documents will contain important information about the Company, the Extension Amendment Proposal, the Extension and related matters. Stockholders may also obtain a free copy of the Proxy Statement, as well as other relevant documents that have been or will be filed with the SEC, without charge, at the SEC’s website located at www.sec.gov or by directing a request to Morrow Sodali LLC at (800) 662-5200 (toll free) or (203) 658-9400 (bank and brokers can call collect).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Southport Acquisition Corporation

Date: June 8, 2023	By:	/s/ Jeb Spencer
		Name:	Jeb Spencer
		Title:	Chief Executive Officer